Exhibit 99.2

CHESAPEAKE ENERGY CORPORATION - SUPPLEMENTAL TABLES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)

	Successor	Predecessor
	Period from February 10, 2021 through March 31, 2021	Period from January 1, 2021 through February 9, 2021	Three Months Ended March 31, 2020
($ in millions except per share data)
Revenues and other:
Oil, natural gas and NGL	$553	$398	$894
Marketing	277	239	724
Oil and natural gas derivatives	46	(382)	907
Gains on sales of assets	4	5	—
Total revenues and other	880	260	2,525
Operating expenses:
Production	40	32	122
Gathering, processing and transportation	111	102	285
Severance and ad valorem taxes	24	18	54
Exploration	1	2	282
Marketing	280	237	746
General and administrative	15	21	65
Separation and other termination costs	—	22	5
Depreciation, depletion and amortization	122	72	603
Impairments	—	—	8,522
Other operating expense (income), net	2	(12)	68
Total operating expenses	595	494	10,752
Income (loss) from operations	285	(234)	(8,227)
Other income (expense):
Interest expense	(12)	(11)	(145)
Gains on purchases or exchanges of debt	—	—	63
Other income (expense)	22	2	(17)
Reorganization items, net	—	5,569	—
Total other income (expense)	10	5,560	(99)
Income (loss) before income taxes	295	5,326	(8,326)
Income tax benefit	—	(57)	(13)
Net income (loss)	295	5,383	(8,313)
Net loss attributable to noncontrolling interests	—	—	16
Net income (loss) attributable to Chesapeake	295	5,383	(8,297)
Preferred stock dividends	—	—	(22)
Net income (loss) available to common stockholders	$295	$5,383	$(8,319)
Earnings (loss) per common share:
Basic	$3.01	$550.35	$(852.97)
Diluted	$2.75	$534.51	$(852.97)
Weighted average common shares outstanding (in thousands):
Basic	97,907	9,781	9,753
Diluted	107,159	10,071	9,753

CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)

	Successor	Predecessor
($ in millions)	March 31, 2021	December 31, 2020
Assets
Current assets:
Cash and cash equivalents	$340	$279
Restricted cash	68	—
Accounts receivable, net	704	746
Short-term derivative assets	4	19
Other current assets	74	64
Total current assets	1,190	1,108
Property and equipment:
Oil and natural gas properties, successful efforts method
Proved oil and natural gas properties	4,748	25,734
Unproved properties	483	1,550
Other property and equipment	491	1,754
Total property and equipment	5,722	29,038
Less: accumulated depreciation, depletion and amortization	(120)	(23,806)
Property and equipment held for sale, net	2	10
Total property and equipment, net	5,604	5,242
Long-term derivative assets	2	—
Other long-term assets	108	234
Total assets	$6,904	$6,584

Liabilities and stockholders' equity (deficit)
Current liabilities:
Accounts payable	$346	$346
Current maturities of long-term debt, net	—	1,929
Accrued interest	11	3
Short-term derivative liabilities	305	93
Other current liabilities	781	723
Total current liabilities	1,443	3,094
Long-term debt, net	1,262	—
Long-term derivative liabilities	76	44
Asset retirement obligations, net of current portion	237	139
Other long-term liabilities	5	5
Liabilities subject to compromise	—	8,643
Total liabilities	3,023	11,925
Contingencies and commitments
Stockholders’ equity (deficit):
Predecessor preferred stock, $0.01 par value, 20,000,000 shares authorized: 0 and 5,563,458 shares outstanding	—	1,631
Predecessor common stock, $0.01 par value, 22,500,000 shares authorized: 0 and 9,780,547 shares issued	—	—
Predecessor additional paid-in capital	—	16,937
Predecessor accumulated other comprehensive income	—	45
Successor common stock, $0.01 par value, 450,000,000 shares authorized: 97,907,081 and 0 shares issued	1	—
Successor additional paid-in capital	3,585	—
Retained earnings (accumulated deficit)	295	(23,954)
Total stockholders’ equity (deficit)	3,881	(5,341)
Total liabilities and stockholders’ equity (deficit)	$6,904	$6,584

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (unaudited)

	Successor	Predecessor
	Period from February 10, 2021 through March 31, 2021	Period from January 1, 2021 through February 9, 2021	Three Months Ended March 31, 2020
($ in millions)
Cash flows from operating activities:
Net income (loss)	$295	$5,383	$(8,313)
Adjustments to reconcile net income (loss) to cash provided by operating activities:
Depreciation, depletion and amortization	122	72	603
Deferred income tax benefit	—	(57)	(10)
Derivative (gains) losses, net	(46)	382	(907)
Cash receipts (payments) on derivative settlements, net	(32)	(17)	89
Stock-based compensation	—	3	5
Gains on sales of assets	(4)	(5)	—
Impairments	—	—	8,522
Non-cash reorganization items, net	—	(6,680)	—
Exploration	—	2	279
Gains on purchases or exchanges of debt	—	—	(63)
Other	4	45	31
Changes in assets and liabilities	70	851	161
Net cash provided by (used in) operating activities	409	(21)	397
Cash flows from investing activities:
Capital expenditures	(77)	(66)	(518)
Proceeds from divestitures of property and equipment	4	—	7
Net cash used in investing activities	(73)	(66)	(511)
Cash flows from financing activities:
Proceeds from Exit Credit Facility - Tranche A Loans	30	—	—
Payments on Exit Credit Facility - Tranche A Loans	(80)	(479)	—
Proceeds from pre-petition revolving credit facility borrowings	—	—	2,331
Payments on pre-petition revolving credit facility borrowings	—	—	(2,021)
Payments on DIP Facility borrowings	—	(1,179)	—
Proceeds from issuance of senior notes, net	—	1,000	—
Proceeds from issuance of common stock	—	600	—
Debt issuance and other financing costs	(3)	(8)	—
Cash paid to purchase debt	—	—	(93)
Cash paid for preferred stock dividends	—	—	(22)
Other	—	(1)	(5)
Net cash provided by (used in) financing activities	(53)	(67)	190
Net increase (decrease) in cash, cash equivalents and restricted cash	283	(154)	76
Cash, cash equivalents and restricted cash, beginning of period	125	279	6
Cash, cash equivalents and restricted cash, end of period	$408	$125	$82

Cash and cash equivalents	$340	$39	$82
Restricted cash	68	86	—
Total cash, cash equivalents and restricted cash	$408	$125	$82

OIL, NATURAL GAS AND NGL PRODUCTION AND AVERAGE SALES PRICES (unaudited)

	Successor
	Period from February 10, 2021 through March 31, 2021
	Oil		Natural Gas		NGL		Total
	MBbl per day	$/Bbl	MMcf per day	$/Mcf	MBbl per day	$/Bbl	MBoe per day	$/Boe
Appalachia	—	—	1,283	2.53	—	—	214	15.21
Gulf Coast	—	—	524	2.68	—	—	87	16.09
South Texas	37	62.10	109	5.12	14	28.51	69	47.24
Brazos Valley	29	60.76	34	8.99	4	16.49	38	55.09
Powder River Basin	10	58.95	57	4.82	3	34.75	23	42.57
Total	76	61.19	2,007	2.89	21	27.20	431	25.57

	Predecessor
	Period from January 1, 2021 through February 9, 2021
	Oil		Natural Gas		NGL		Total
	MBbl per day	$/Bbl	MMcf per day	$/Mcf	MBbl per day	$/Bbl	MBoe per day	$/Boe
Appalachia	—	—	1,233	2.42	—	—	206	14.49
Gulf Coast	—	—	543	2.44	—	—	90	14.62
South Texas	42	54.12	127	3.00	14	26.04	78	39.20
Brazos Valley	32	52.37	38	1.14	4	16.09	42	42.23
Powder River Basin	10	51.96	61	2.92	4	34.31	24	34.25
Total	84	53.21	2,002	2.45	22	25.92	440	22.63

	Non-GAAP Combined
	Three Months Ended March 31, 2021
	Oil		Natural Gas		NGL		Total
	MBbl per day	$/Bbl	MMcf per day	$/Mcf	MBbl per day	$/Bbl	MBoe per day	$/Boe
Appalachia	—	—	1,261	2.48	—	—	210	14.90
Gulf Coast	—	—	532	2.57	—	—	89	15.42
South Texas	40	58.30	117	4.09	14	27.39	73	43.44
Brazos Valley	30	56.84	36	5.27	4	16.32	41	49.13
Powder River Basin	10	55.84	59	3.94	4	34.54	23	38.75
Total	80	57.45	2,005	2.69	22	26.62	436	24.25

Average Realized Price		46.23		2.70		26.62		22.20

	Predecessor
	Three Months Ended March 31, 2020
	Oil		Natural Gas		NGL		Total
	MBbl per day	$/Bbl	MMcf per day	$/Mcf	MBbl per day	$/Bbl	MBoe per day	$/Boe
Appalachia	—	—	976	1.97	—	—	163	11.85
Gulf Coast	—	—	556	1.68	—	—	93	10.10
South Texas	63	48.53	159	2.18	19	11.71	108	33.38
Brazos Valley	41	46.30	69	0.60	9	5.26	61	32.55
Powder River Basin	17	43.23	89	1.84	6	13.30	38	26.01
Retained assets	121	46.93	1,849	1.86	34	10.71	463	20.53
Mid-Continent	5	44.75	49	2.24	3	14.06	16	23.38
Total	126	46.93	1,898	1.86	37	10.71	479	20.53

Average Realized Price		57.99		2.15		10.71		24.60

GROSS MARGIN (unaudited)

	Successor		Predecessor		Non-GAAP Combined		Predecessor
	Period from February 10, 2021 through March 31,		Period from January 1, 2021 through February 9,		Three Months Ended March 31,		Three Months Ended March 31,
	2021		2021		2021		2020
($ in millions, except per unit)	$	$/Boe	$	$/Boe	$	$/Boe	$	$/Boe
Appalachia
Oil, natural gas and NGL sales	$163	$15.21	$119	$14.49	$282	$14.90	$175	$11.85
Production expenses	5	$0.50	4	$0.50	9	$0.50	9	$0.58
Gathering, processing and transportation expenses	42	$3.94	34	$4.17	76	$4.04	71	$4.83
Severance and ad valorem taxes	1	$0.09	1	$0.07	2	$0.08	2	$0.12
Gross margin	$115	$10.68	$80	$9.75	$195	$10.28	$93	$6.32

Gulf Coast
Oil, natural gas and NGL sales	$70	$16.09	$53	$14.62	$123	$15.42	$85	$10.10
Production expenses	6	$1.50	4	$1.12	10	$1.32	11	$1.30
Gathering, processing and transportation expenses	11	$2.45	11	$2.93	22	$2.67	51	$6.10
Severance and ad valorem taxes	2	$0.56	2	$0.54	4	$0.55	6	$0.66
Gross margin	$51	$11.58	$36	$10.03	$87	$10.88	$17	$2.04

South Texas
Oil, natural gas and NGL sales	$164	$47.24	$122	$39.20	$286	$43.44	$328	$33.38
Production expenses	14	$4.07	12	$3.90	26	$3.99	36	$3.62
Gathering, processing and transportation expenses	42	$11.99	42	$13.35	84	$12.63	109	$11.11
Severance and ad valorem taxes	9	$2.61	8	$2.53	17	$2.57	19	$1.94
Gross margin	$99	$28.57	$60	$19.42	$159	$24.25	$164	$16.71

Brazos Valley
Oil, natural gas and NGL sales	$108	$55.09	$71	$42.23	$179	$49.13	$180	$32.55
Production expenses	10	$4.99	9	$4.85	19	$4.93	27	$4.98
Gathering, processing and transportation expenses	2	$1.05	3	$1.92	5	$1.45	9	$1.56
Severance and ad valorem taxes	7	$3.71	5	$2.99	12	$3.38	16	$2.99
Gross margin	$89	$45.34	$54	$32.47	$143	$39.37	$128	$23.02

Powder River Basin
Oil, natural gas and NGL sales	$48	$42.57	$33	$34.25	$81	$38.75	$90	$26.01
Production expenses	5	$4.37	3	$3.37	8	$3.91	18	$5.28
Gathering, processing and transportation expenses	14	$12.65	12	$12.53	26	$12.59	35	$10.02
Severance and ad valorem taxes	5	$3.92	2	$2.88	7	$3.44	9	$2.76
Gross margin	$24	$21.63	$16	$15.47	$40	$18.81	$28	$7.95

Mid-Continent
Oil, natural gas and NGL sales	$—	$—	$—	$—	$—	$—	$36	$23.38
Production expenses	—	$—	—	$—	—	$—	21	$13.95
Gathering, processing and transportation expenses	—	$—	—	$—	—	$—	10	$6.45
Severance and ad valorem taxes	—	$—	—	$—	—	$—	2	$1.01
Gross margin	$—	$—	$—	$—	$—	$—	$3	$1.97

CAPITAL EXPENDITURES ACCRUED (unaudited)

	Successor	Predecessor	Non-GAAP Combined	Predecessor
	Period from February 10, 2021 through March 31, 2021	Period from January 1, 2021 through February 9, 2021	Three Months Ended March 31, 2021	Three Months Ended March 31, 2020
($ in millions)
Drilling and completion capital expenditures:
Appalachia	$39	$30	$69	$63
Gulf Coast	11	22	33	29
South Texas	4	4	8	134
Brazos Valley	4	5	9	154
Powder River Basin	1	—	1	83
Retained assets	59	61	120	463
Mid-Continent	—	—	—	2
Total drilling and completion capital expenditures	59	61	120	465
Leasehold and additions to other PP&E	1	—	1	13
Capitalized interest	1	1	2	6
Total capital expenditures	$61	$62	$123	$484

OIL AND NATURAL GAS HEDGING POSITIONS AS OF APRIL 30, 2021

Crude Oil Swaps
	Volume (MMBbls)	Avg. NYMEX Price of Swaps
Q2 2021(a)	4.8	$42.62
Q3 2021	4.6	$42.62
Q4 2021	4.3	$42.62
Total 2021	13.7	$42.62

Total 2022	11.2	$44.30

Total 2023	1.9	$47.17

Oil Basis Protection Swaps
	Volume (MMBbls)	Avg. NYMEX plus/(minus)
Q2 2021(a)	0.6	$1.10
Q3 2021	1.7	$0.45
Q4 2021	1.7	$0.45
Total 2021	4.0	$0.54

Total 2022	2.0	$0.09

Natural Gas Swaps
	Volume (Bcf)	Avg. NYMEX Price of Swaps
Q2 2021(a)	135	$2.66
Q3 2021	127	$2.66
Q4 2021	115	$2.67
Total 2021	377	$2.66

Total 2022	249	$2.55

Total 2023	45	$2.75

Natural Gas Two-Way Collars
	Volume (Bcf)	Avg. NYMEX Bought Put Price	Avg. NYMEX Sold Call Price
Q2 2021(a)	8	$2.80	$3.29
Q3 2021	8	$2.80	$3.29
Q4 2021	8	$2.80	$3.29
Total 2021	24	$2.80	$3.29

Total 2022	96	$2.45	$2.88

Natural Gas Basis Protection Swaps
	Volume (Bcf)	Avg. NYMEX plus/(minus)
Q2 2021(a)	50	$(0.66)
Q3 2021	50	$(0.78)
Q4 2021	34	$(0.33)
Total 2021	134	$(0.62)

Total 2022	65	$(0.44)

Total 2023	23	$0.76
____________________________________________
(a)Includes amounts settled in April and May 2021.

NON-GAAP FINANCIAL MEASURES

As a supplement to the financial results prepared in accordance with U.S. GAAP, Chesapeake’s quarterly earnings releases contain certain financial measures that are not prepared or presented in accordance with U.S. GAAP. These non-GAAP financial measures include Adjusted Net Income (Loss) Attributable to Chesapeake, Adjusted EBITDAX, Free Cash Flow and Net Debt. A reconciliation of each financial measure to its most directly comparable GAAP financial measure is included in the tables below.

These financial measures are non-GAAP and should not be considered as an alternative to, or more meaningful than, net income (loss), earnings (loss) per common share or cash flow provided by operating activities prepared in accordance with GAAP.

Chesapeake believes that the non-GAAP measures presented, when viewed in combination with its financial measures prepared in accordance with GAAP, provide useful information as they exclude certain items management believes affects the comparability of operating results. Management believes these adjusted financial measures are a meaningful adjunct to earnings and cash flows calculated in accordance with GAAP because (a) management uses these financial measures to evaluate the company’s trends and performance relative to other oil and natural gas producing companies, (b) these financial measures are comparable to estimates provided by securities analysts, and (c) items excluded generally are one-time items or items whose timing or amount cannot be reasonably estimated. Accordingly, any guidance provide by the company generally excludes information regarding these types of items.

Because not all companies use identical calculations, Chesapeake’s non-GAAP measures may not be comparable to similar titled measures of other companies.

RECONCILIATION OF ADJUSTED NET INCOME (LOSS) ATTRIBUTABLE TO CHESAPEAKE (unaudited)

	Successor		Predecessor
	Period from February 10, 2021 through March 31, 2021		Period from January 1, 2021 through February 9, 2021		Three Months Ended March 31, 2020
	$	$/Share	$	$/Share	$	$/Share
($ in millions, except per share data)
Net income (loss) available to common stockholders (GAAP)	$295	$3.01	$5,383	$550.35	$(8,319)	$(852.97)
Effect of dilutive securities	—	(0.26)	—	(14.84)	—	—
Diluted income (loss) available to common stockholders (GAAP)	$295	$2.75	$5,383	$534.51	$(8,319)	$(852.97)

Adjustments:
Unrealized (gains) losses on oil, natural gas and NGL derivatives	(113)	(1.05)	369	36.64	(729)	(74.75)
Separation and other termination costs	—	—	22	2.18	5	0.51
Gains on sales of assets	(4)	(0.04)	(5)	(0.50)	—	—
Other operating expense (income)	2	0.02	(12)	(1.19)	68	6.97
Impairments	—	—	—	—	8,522	873.78
Exploration expense - impairment of unproved properties	—	—	—	—	272	27.89
Noncontrolling interests - impairment of unproved properties	—	—	—	—	(16)	(1.64)
Gains on purchases or exchanges of debt	—	—	—	—	(63)	(6.46)
Reorganization items, net	—	—	(5,569)	(552.97)	—	—
Other	(21)	(0.20)	—	—	23	2.36
Tax effect of adjustments(a)	—	—	(57)	(5.66)	(11)	(1.13)
Adjusted net income (loss) available to common stockholders (Non-GAAP)	159	1.48	131	13.01	(248)	(25.44)

Preferred stock dividends	—	—	—	—	22	2.26
Total adjusted net income (loss) attributable to Chesapeake (Non-GAAP)	$159	$1.48	$131	$13.01	$(226)	$(23.18)

(a)
2021 Predecessor Period includes an income tax benefit of $57 million attributed to deferred income tax effects associated with predecessor accumulated other comprehensive income, eliminated in fresh start accounting. 2020 Predecessor Period includes a deferred tax benefit attributed to the reconciling adjustments using a 0.14% effective tax rate.

RECONCILIATION OF NET INCOME (LOSS) TO ADJUSTED EBITDAX (unaudited)

	Successor	Predecessor	Non-GAAP Combined	Predecessor
	Period from February 10, 2021 through March 31, 2021	Period from January 1, 2021 through February 9, 2021	Three Months Ended March 31, 2021	Three Months Ended March 31, 2020
($ in millions)
Net income (loss) (GAAP)	$295	$5,383	$5,678	$(8,313)

Adjustments:
Interest expense	12	11	23	145
Income tax benefit	—	(57)	(57)	(13)
Depreciation, depletion and amortization	122	72	194	603
Exploration	1	2	3	282
Unrealized (gains) losses on oil, natural gas and NGL derivatives	(113)	369	256	(729)
Separation and other termination costs	—	22	22	5
Gains on sales of assets	(4)	(5)	(9)	—
Other operating expense (income)	2	(12)	(10)	68
Impairments	—	—	—	8,522
Gains on purchases or exchanges of debt	—	—	—	(63)
Reorganization items, net	—	(5,569)	(5,569)	—
Other	(21)	—	(21)	23
Adjusted EBITDAX (Non-GAAP)	$294	$216	$510	$530

FREE CASH FLOW

	Successor	Predecessor	Non-GAAP Combined	Predecessor
	Period from February 10, 2021 through March 31, 2021	Period from January 1, 2021 through February 9, 2021	Three Months Ended March 31, 2021	Three Months Ended March 31, 2020
($ in millions)
Net cash provided by (used in) operating activities (GAAP)	$409	$(21)	$388	$397
Cash paid for reorganization items, net	18	66	84	—
Capital expenditures	(77)	(66)	(143)	(518)
Free cash flow (Non-GAAP)	$350	$(21)	$329	$(121)

NET DEBT

Successor
March 31, 2021
($ in millions)
Total debt (GAAP)	$1,262
Premiums and issuance costs on debt	(41)
Principal amount of debt	1,221
Cash and cash equivalents	(340)
Net debt (Non-GAAP)	$881